RAD011 Presentation April 5, 2022 Exhibit 99.1

Safe Harbor RAD011 Presentation - April 5, 2022 2 Any statements made in this presentation relating to future financial or business performance, guidance, conditions, plans, prospects, trends or strategies and other financial or business matters are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including those regarding the development and potential of RAD011 in our target indications, Prader-Willi Syndrome and Angelman Syndrome,  including the potential markets for the target indications and the expected timing of our regulatory submissions, clinical trials and announcements, and our 2022 financial objectives. In addition, when used in this presentation, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predicts”, “targets” and similar expressions and their variants, as they relate to Radius Health, Inc. (“Radius”) or its management, may identify forward-looking statements. Radius cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change overtime. Important factors that may cause actual results to differ materially from the results discussed in the forward-looking statements or historical experience include risks and uncertainties, including our expectations regarding commercialization of TYMLOS in the U.S., including our market access coverage expectations; the therapeutic benefits and effectiveness of TYMLOS and our investigational product candidates and the potential indications and market opportunities therefor; our ability to obtain U.S. and foreign regulatory approval for our product candidates, including supplemental regulatory approvals for TYMLOS, and the timing thereof; our ability to compete with other companies that are or may be developing or selling products that are competitive with TYMLOS or our investigational product candidates; the direct and indirect impact of the COVID-19 pandemic on the U.S. and global economies and our business and operations, including sales, expenses, supply chain, manufacturing, research and development costs, clinical trials and employees; our plans with respect to collaborations and licenses related to the development, manufacture or sale of TYMLOS and our investigational product candidates; our goals and expectations with respect to development and commercialization of RAD011, our cannabidiol oral solution asset; our expectations with respect to development and commercialization of elacestrant by Berlin-Chemie; our plans with respect to expanding our product portfolio; our plans and expectations with respect to our intellectual property profile; our expectations regarding the timing of our regulatory submissions; our expectations for our clinical trials, including projected costs, study designs or the timing for initiation, recruitment, completion, or reporting top-line data; the progress of, timing of and amount of expenses associated with our research, development and commercialization activities; the safety profile and related adverse events of TYMLOS and our investigational product candidates; our expectations regarding federal, state and foreign regulatory and other legal requirements; and our expectations as to future financial performance, expense levels, future payment obligations and liquidity sources; our ability to attract, motivate, and retain key personnel. Further information on the factors and risks that could affect Radius’ business, financial conditions and results of operations and could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation are contained under the caption “risk factors” in Radius’ Annual Report on Form 10-K for the period ended December 31, 2021, along with Radius’ other reports filed with the Securities and Exchange Commission. The forward-looking statements in this presentation represent Radius’ estimate as of the date of this presentation only, and Radius specifically disclaims any duty or obligation to update forward-looking statements.

Today's Speakers

Liz Messersmith, PhD, SVP, Neuroscience Group
25+ years of scientific and drug translation experience: CNS and orphan, formerly **Elan plc.**

Tarek El Akkad, MD, VP, Clinical
30+ years of drug development experience, former Head of US Clin Dev at **Actelion/Janssen**, **Sanofi**

David Hebert, PhD, Exec Director, Biometrics
20+ years in biometrics experience, former Head of Global Statistical Sciences at **UCB**

Sam Gokhale, MD, MBA, Senior Director, Clinical
15+ years in clinical research, Board certified Neurologist, formerly at **Alexion**

Deirdre Neenan-Smith, Exec Director, Global Advocacy
20+ years in medical & clinical ops experience in epilepsy & rare diseases, formerly at **Aquestive**

Melissa Brand, JD, Intellectual Property
10+ years IP experience, former Assistant GC and Director for IP Policy at **Bio**

Jon Foster, Senior Director, Corporate and Product Strategy
10+ years commercial strategy in epilepsy, formerly at **Sage Therapeutics**

RADIUS
RAD011 Presentation - April 5, 2022 3

Agenda RAD011 Presentation - April 5, 2022 4 Section Speaker Page 01 5 02 Science, Data & Clinical Translation 6-12 03 Seizures: Angelman Syndrome (AS) 13-23 04 Hyperphagia: Prader-Willi Syndrome (PWS) 24-35 06 Competitive Landscape & Market Dynamics 38-41 07 Orphan Designation & IP 42-43 08 Summation 44 Introduction Kelly Liz Sam, David, Deirdre Tarek, David, Deirdre Jon Melissa Kelly 09 Q&A All 45 05 Clinical Translation to Future Opportunities 36-37 Liz

Constituencies: Patients, caregivers & health care providers Shareholders/creditors and other market participants  Employees Topics to highlight: 505(b)(2) clarity from the FDA + single registrational trial  ‘Body of evidence’: RAD011 (clinical and pre-clinical), botanical product, literature Seizures and hyperphagia Risk/reward calculus  Opportunity to meet selected members of the neuro/orphan team  Talent: significant drug translation and development experience Introduction RAD011 Presentation - April 5, 2022 5

Critical assessment factors RAD011 Presentation - April 5, 2022 6 Topic 1 : Product profile of RAD011 – chemistry & formulation, mechanism of action (MOA) and pharmacology. Topic 2: Existing nonclinical, clinical and safety molecule data utilized in asset assessment Topic 3: Pharmaceutical science, CMC and supply chain dynamics Topic 4: Specific ways to strengthen the underlying quality of the asset Topic 5: Molecule pre-existing data, literature and ‘read across’ from the botanical that supports endpoints of seizures and hyperphagia Topic 6: Data extrapolation – learnings underlying the pursuit of addressing seizures in AS and hyperphagia in PWS Topic 7: Steps taken to reduce outcome variability and optimize AS and PWS programs Topic 8: Utilizing symptomologies in AS and PWS programs to inform possible future clinical applications of RAD011 Topic 9: Competitive landscape & market dynamics Topic 10: Relative IP and exclusivity positioning

Product Profile: Chemistry & Formulation

Synthetic cannabidiol (CBD)...


OH
HO

$C_{21}H_{30}O_{2S}$

- Molecular weight: 314.46
- Appearance: white crystalline solid
- Log P: ~6.5
- BCS: Class II
  - Low solubility, high permeability
- Purity: 99.9%; no psychoactive impurities like THC

...oral solution



- Drug formulated as oral solution to deliver high dose
- Formulation (inactive ingredients): medium-chain triglyceride, strawberry flavor, saccharin (sweetener), vitamin E
  - MCT: high drug solubility, established safety
  - No alcohol
- Oral solution: 100mg/mL filled in 30mL bottle
  - Suitable for pediatrics

RADIUS
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Product Profile: Mechanism of Action (MOA) RAD011 Presentation - April 5, 2022 8 GABAaR VGCC ENT1/ A1, A2a Also play a role in Seizures Open GABAa channel Open calcium channel ↑ extracellular A inhibits A uptake ↓Glutamate release Hyperphagia Metabolism Anxiety Seizures Prader-Willi syndrome Angelman syndrome Image adapted from (1) Peres et al 2018, Front Pharmacol., 9: 482; (2) Gray and Whalley 2020, Epileptic Disord, Vol. 22, Supplement 1, S10; (3) Ozarowski et al 2021, Int J Mol Sci, 22, 4294

Product Profile: Pharmacology RAD011 Presentation - April 5, 2022 9 Dose & rationale Patients with epilepsy or with PWS: maximum tolerated repeat dose studied is 20mg/kg, BID Absorption RAD011 taken with food to achieve maximum exposure Metabolism Patient populations likely on polypharmacy: potential for drug-drug interactions (DDI) to be managed by typical monitoring

Pre-existing molecule data utilized in asset assessment RAD011 Presentation - April 5, 2022 10 Nonclinical Data and pharmacology package to support 505(b)(2) application and clinical activity Clinical Three Phase 1 and Phase 1/2 studies Dose/exposure data Six Phase 2 and open label extension studies Clear evidence / signals for seizure reduction Directional signals, data and crossover logic for hyperphagia and weight loss Safety Over 125 patients ages 6 months to 55 years old exposed to RAD011

Pharmaceutical Science, CMC and Supply Chain Dynamics RAD011 Presentation - April 5, 2022 11 Benuvia Manufacturing: existing supply agreement and producing clinical supply Proceeding with secondary supply source to support regulatory filings and meet commercial demands Extensive search and selection process led by Johannes Roebers, PhD, CEO of Switzerland-based Cilatus Biopharma Consulting Two world-class CMOs identified – will serve as secondary suppliers of drug substance (CBD) and drug product (RAD011): Drug substance (CBD): tech transfer initiated Q3 2021 and path to commercial scale Drug product (RAD011): tech transfer initiated in Q1 2022 and work on-going Clinical supply: availability from two parallel sources anticipated by Q1 2023

Ways to strengthen the underlying quality and positioning of the asset RAD011 Presentation - April 5, 2022 12 Clinical Protocols: completed global pivotal protocols for Angelman syndrome (AS) & Prader-Willi syndrome (PWS)  Regulatory: Path: obtained FDA agreement / reaffirmation of 505(b)(2) regulatory pathway and use of SINGLE PIVOTAL STUDY to support registration Feedback: FDA feedback integrated for PWS and AS protocols Classification(s): Orphan Drug Designation granted for both AS and PWS in US, and currently awaiting notification from EMA/EU DEA “Scheduling” : received guidance and clarity from the DEA that RAD011 – a synthetic CBD – is “not scheduled” 1 Internal Talent + External Relationships: added 500+ years of drug development experience to the RAD011 program and established complementary and critically meaningful relationships with global advocacy groups and leading KOL’s Received guidance from the DEA in May-21 that RAD011 is not scheduled as it does not contain THC. Confirmation on RAD011 controlled status received from majority of countries with sites in PWS and AS pivotal studies indicates controlled by physician prescription, not as a controlled substance.

Angelman Syndrome RAD011 Presentation - April 5, 2022 13 Symptoms & Manifestations Seizures present in 80-95% of patients Highly refractory to medications2 Profound and significant developmental delay Sleep disorder, anxiety, gait abnormality, ataxia Delayed or lack of communication capability Disease Debilitating neurodevelopmental disorder Caused by loss of function defect on Chromosome 15 16-27K patients US and 22-36K in EU1 NO FDA-APPROVED therapies 1. National Organization for Rare Diseases. 2. Bird LM, “Angelman syndrome: review of clinical and molecular aspects” App Clin Genetics, 2014. Images provided by Angelman Syndrome Foundation

Seizures in Angelman Syndrome RAD011 Presentation - April 5, 2022 14 Seizures among the top two reported symptoms 80-95% of patients suffer from seizures – there are multiple types: Tonic-clonic, tonic or atonic Partial or myoclonic Absence or atypical absence AEDs have not demonstrated safety or efficacy in this patient population or disease Most frequent symptoms and impacts reported by AS caregivers (N=30) 1. Willgoss et al., Child Psychiatry and Human Development, 2021.

Investigational product: to target multiple components of AS

RAD011 pivotal study: designed to evaluate effectiveness across core symptomology

	Seizures	Behavior	Sleep Abnormalities
Frequency of Symptom[1]	>80%	100%	20-80%
Endpoints	Seizure reduction (primary)	Vineland[2], ABC[3] (secondary/other)	MSPSQ[4], Actigraphy (secondary/other)

"Imagine your child can't walk, has regular seizures, can't sleep, can't speak, and has severe cognitive impairment – that's Angelman syndrome."

KOL description of disease[1]

1. Angelman Syndrome Primer, Credit Suisse Research, 16 March 2022 2. Vineland Adaptive Behavior Scale 3. Aberrant Behavior Checklist (ABC) 4. Modified Simonds & Parraga Sleep Questionnaire (MSPSQ)

RADIUS
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Significant and fundamental unmet medical need: seizure control RAD011 Presentation - April 5, 2022 16      Currently, there are no approved therapies for Angelman, and development of new treatments focused on improvements in epilepsy, development and behavior have the potential to make a big difference in the quality of life of AS patients and their families.”  James Wheless, MD Professor and Chief of Pediatric Neurology University of Tennessee Health Science Center “ Watching my 2-year-old have his first seizure and not knowing what to do was terrifying and a common story for so many who have a child with AS. The hope for possible treatments is just the hope we need to make it each day.”  “ Amanda Moore Chief Executive Officer Angelman Syndrome Foundation

RAD011 in AS: rationale and logic RAD011 Presentation - April 5, 2022 17 CBD MoA: from breadth of data and literature – CBD appears to be a neuronal modulator impacting hyperexcitability via different pharmacological mechanisms Preclinical and existing mouse model data in AS: CBD attenuates seizures and EEG abnormalities Botanical CBD data and read-across: effective in other epilepsy syndromes supplemented by growing evidence of role in sleep and behavior Prior and existing RAD011 data in refractory epilepsy coupled with botanical CBD data, informs dose range and supports regulatory position

Preclinical: CBD and seizure improvement in AS

- Acute CBD: shown to reduce the frequency and severity of seizures in a mouse model of Angelman syndrome
- Dose dependent reduction in seizures (**red** columns) and increase in seizure –free percentage (**green** columns) in Angelman syndrome model mice
- In addition, 2 weeks of CBD administration reduced EEG abnormalities in Angelman syndrome model mice

CBD attenuates tonic-clonic seizures induced by acoustic stimuli in AS model mice


Percentage
100
80
60
40
20
0
CBD
0
100
WT
0
10
20
50
100
(mg/kg)
AS
Tonic-clonic
Wild running
No seizure

RADIUS
Sources: Gu et al J Clin Invest. 2019;129(12):5462-5467.
RAD011 Presentation - April 5, 2022
18

Anti-seizure dose selection: leveraging prior RAD011 data

Mean Change in Total Seizure Counts - INS011-14-029
(Combining Individual Seizures and Categories)



10mg/kg
20mg/kg
40mg/kg
-50
-52
-54
-56
-58
-60
-62
-64
-66
-53.1 (130); n=19
-58.9 (152.6); n=19
-64.6 (160.4); n=18

- Prior INS011-14-029 Phase 1/2 PK dose cohort study: repeat dosing over 7 days study in epilepsy pediatric patients
- Dose-dependent anticonvulsant effect seen
- Three other RAD011 studies: conducted in refractory epilepsy, infantile spasms, and childhood absence epilepsy (combined N=87 patients)[1]
- Biometric analysis of these studies informs optimal dose selection of 25mg/kg for the next study

RADIUS

1. Studies include INS011-14-030 (N=52), INS011-15-054 (N=9), INS011-17-103 and INS011-17-113 (Phase 2, N=26)

RAD011 Presentation - April 5, 2022 19

SCOUT[1]-019 Study: Phase 3 Design in AS

- **Trial Design**:
  - Double-blind, placebo-controlled study in patients with genetically-confirmed AS
  - Intended to enroll ~225 patients (ages 18 months – 55 years), from ~40 global sites
- **Primary Endpoint**: % change in seizure frequency from baseline
- **Other Endpoints**: Global improvement (CGI-AS), Behavior (Vineland, ABC), and Sleep (MSPSQ, Actigraphy)
- Participants have the option to enroll in an **open label extension study (SCOUT-020)**
- **FDA feedback:** protocol feedback received from FDA in Q1 2022 via Type C WRO

RADIUS

1. **S**ynthetic **C**annabidiol **O**ral Sol**ut**ion

RAD011 Presentation - April 5, 2022 20

SCOUT1-019 Study: Phase 3 Design in AS RAD011 Presentation - April 5, 2022 21 1. Synthetic Cannabidiol Oral Solution Phase 3 Design (2:1:1) *Including 3 weeks of dose escalation Additional OLE study (SCOUT-020) planned RAD 011: Synthetic Cannabidiol Oral Solution (CBD) 10, 20, 40 mg/kg/day BID (2:1 randomization) Placebo 17 weeks* Screening RAD011: Synthetic Cannabidiol Oral Solution (CBD) 25, 10 mg/kg/day BID Placebo Screening: Q3 2022 First patient dosed: Q4 2022 Top-line results: Q3 2024

Key Angelman syndrome advisors



James Wheless, MD
Professor and Chief of Pediatric Neurology
University of Tennessee Health Science Center



Elizabeth Thiele, MD
Director, Pediatric Epilepsy Program
Massachusetts General Hospital, Harvard Med School



Raman Sankar, MD PhD
Distinguished Professor, Rubin Brown Endowed Chair
Chief, Division of Pediatric Neurology, UCLA
Mattel Children's Hospital



Michael Smith, MD
Professor and Vice Chair, Rush University Department of Neurosciences
Director, Rush Epilepsy Center



Norman Delanty, MD
Consultant Neurologist and Director, Epilepsy Service, Beaumont Hospital, Dublin
Royal College of Surgeons in Ireland

RADIUS
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Addressing Community Needs in Rare Disease RAD011 Presentation - April 5, 2022 23 Advocacy Groups Supporting Community Awareness With foundations: incorporate relevant and meaningful unmet patient needs into protocol Organizations: appropriate support and study awareness including educating families / communities Radius support for advancing epilepsy research: EFA Research Roundtable Angelman Syndrome Foundation Collaborations CURE Epilepsy Benefit Sponsorship & Epilepsy Clinical Study Outreach Collaboration

Prader-Willi syndrome





Disease

- Debilitating neurobehavioral and metabolic disorder
- Caused by genetic defect on Chromosome 15
- 22-33K patients US and 17-54K in EU[1,2]
- **NO FDA APPROVED therapies to treat hyperphagia**

Symptoms & Manifestations

- Hyperphagia: relentless, insatiable hunger and…
- …most debilitating symptom according to caregivers
- Behavioral: anxiety, irritability, cognitive rigidity
- Sleep abnormalities

RADIUS

1. Bohonowych et al., "The Global Prader–Willi Syndrome Registry" *Genes*, 2019. National Institute of Health, "Prader-Willi syndrome" *Genetics Home Reference*, 2014. 2. Verrotti et al., "Epilepsy in Prader-willi Syndrome: Clinical, Diagnostic and treatment aspects" *World Journal of Pediatrics*, 10(2), 108–113, 2014. Image provided by Foundation for Prader-Willi Research

RAD011 Presentation - April 5, 2022 24

PWS: most significant unmet need – hyperphagia control RAD011 Presentation - April 5, 2022 25 Hyperphagia prevents individuals with PWS and their families from enjoying many normal community experiences, and often leads to obesity, the complications of which are the leading causes of death in PWS. Promising therapies such as RAD011, if approved, will bring much needed treatment choices for PWS patients and their families.”  Lynne Bird, MD Clinical Geneticist, Rady Children’s Hospital San Diego North American Lead Principal Investigator, SCOUT-15 Trial The most important unmet need for people with PWS is treatment of their hyperphagia. This would not only help prevent and reduce morbidity and mortality but could improve the emotional well-being and quality of life of themselves, family members and caregivers. It might also allow use of less restrictive practices for control of the food environment, saving residential and care costs.” “ Dr. Tony Goldstone MA MRCP PhD FTOS Head, PsychoNeuroEndocrinology Research Group Faculty of Medicine, Imperial College London International Lead Principal Investigator, SCOUT-15 Trial “

RAD011 in PWS: rationale and logic RAD011 Presentation - April 5, 2022 26 Multifactorial MOA characteristics: supports scientific rationale for treatment of PWS given multiple symptomologies Botanical CBD read-across data: in refractory seizures studies, decreases in appetite and weight have been reported as adverse reactions1  Extensive literature: studies and associated data have shown the endocannabinoid system (ECS), including cannabidiol (CBD), is involved in control of appetite and weight2,3 Prior and existing RAD011 data in PWS: Phase 2 data showed positive trends in hyperphagia Learnings: several historical and recent late-stage studies in PWS offer valuable insights into precision and optimization of a pivotal trial design 1. Epidiolex FDA Prescribing Information 2. Scopinho et al 2011, Pharmacol Biochem Behav. 3. Ignatowska-Jankowska et al 2011, Neurosci Lett.

“Reverse engineering” from botanical CBD studies RAD011 Presentation - April 5, 2022 27 1. Epidiolex FDA Prescribing Information Supportive evidence from a botanically-derived cannabidiol in refractory seizures studies reported appetite suppression in up to 22% of patients versus 5% in placebo1

Scientific evidence for CBD: treatment of core symptoms of PWS  RAD011 Presentation - April 5, 2022 28 Cannabidiol inhibits hyperphagia induced by CB1 agonist1 Cannabidiol inhibits body weight gain via CB2 receptors2 Subjects with social anxiety disorder (SAD), treatment with cannabidiol results: lower anxiety compared to placebo3 Scopinho et al 2011, Pharmacol Biochem Behav. 2. Ignatowska-Jankowska et al 2011, Neurosci Lett. 3. Bergamaschi et al 2011, Neuropsychopharmacology. Hyperphagia Weight Control Anxiety

Phase 2 study1 provided initial data/signals in hyperphagia RAD011 Presentation - April 5, 2022 29 1. NCT02844933 (discontinued due to prior company insolvency, average 8-10 weeks of treatment) 2. HQ-CT: Hyperphagia Questionnaire for Clinical Trials Efficacy: Change in HQ-CT2 Safety& Tolerability

Lessons learned and incorporated: historical and recent studies

Key Learnings	Recent Studies*	SCOUT-015	Impact
Longer Placebo Run-In (Tolerability)	0-1-2 weeks	6 weeks	• Decrease HQCT baseline variability and exclude high placebo responders
Longer Treatment Duration	8-13 weeks	24 weeks (maintenance)	• Allow treatment effect to be fully observed • Previous study with 22 weeks treatment duration showed a large difference between active and placebo
Enroll Patients with Established Hyperphagia	HQ-CT ≥ 10	HQ-CT ≥ 13 and HQ-CT difference before randomization	• Patient recruitment and focus on those with established hyperphagia • Exclude inflated responders
Older and Broader Age Range	4+ y.o.	12-65 y.o.	• Established hyperphagia: fully develops by early adolescence
HQ-CT Administration	Interview style at screening only	Require interview style at all assessments	• Provide improved quality & consistency of data

RADIUS

*Studies used in analysis: Soleno Therapeutics (DCCR) Phase 3, Levo Therapeutics (carbetocin) Phase 3, Millendo Therapeutics (livoletide) Phase 2/3

RAD011 Presentation - April 5, 2022 30

SCOUT[1]-015 Study: Phase 2/3 Seamless Design in PWS[2]

SCOUT 015

- **Trial Design**:
  - Double-blind, placebo-controlled study in patients with genetically-confirmed PWS
  - Intended to enroll ~200 patients (ages 8-65 years[3]) across both phases, from 35+ global sites
- **Primary Endpoint**: change from baseline in Hyperphagia Questionnaire for Clinical Trials (HQ-CT)
- **Other Endpoints**: irritability and overall behavior (ABC), clinician and caregiver global impression scales, sleep, weight, body muscle/fat composition
- Participants have the option to enroll in an **open label extension study (SCOUT-016)**
- **FDA feedback:** Type C meeting held in Q2 2021; further protocol feedback received in Q1 2022 and refinements incorporated

1. Synthetic Cannabidiol Oral Solution, 2. ClinicalTrials.gov NCT05098509 3. 8-11 year old patients included in Phase 3 portion of study for safety

RADIUS
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SCOUT1-015 Study: Phase 2/3 Seamless Design in PWS2 RAD011 Presentation - April 5, 2022 32 1. Synthetic Cannabidiol Oral Solution, 2. ClinicalTrials.gov NCT05098509 Phase 2/3 Seamless Design Screening RAD 011: Synthetic Cannabidiol Oral Solution (CBD) 10, 20, 40 mg/kg/day BID (2:1 randomization) Placebo Phase 2: Safety and Tolerability (2:2:2:1) Phase 3: Efficacy and Safety (2:2:1) Independent Data Monitoring Committee to recommend dose selection for Phase 3 segment without study interruption 27 weeks* Tolerability  Run in *Including 3 weeks of dose escalation Additional OLE study (SCOUT-016) planned Screening Tolerability Period RAD011: Synthetic Cannabidiol Oral Solution (CBD) 40, 20, 10 mg/kg/day BID Placebo Screening RAD 011: Synthetic Cannabidiol Oral Solution (CBD) 10, 20, 40 mg/kg/day BID (2:1 randomization) Placebo 27 weeks* Tolerability  Run in Screening Tolerability Period RAD011: Synthetic Cannabidiol Oral Solution (CBD) DMC recommended 1 or 2 doses Placebo Screening: Q2 2022 First patient dosed: Q3 2022 Top-line results: Q4 2024

Steps taken to reduce outcome variability RAD011 Presentation - April 5, 2022 33 Patient identification Patient retention HQ-CT training deck/video, periodic documented re-training Interview style at all assessments Appropriate caregiver engagement Reduce intra-patient differences Patient advocacy groups  Top international expertise Participation at global congresses Robust pre-screening website  Patient and caregiver education materials HCP ‘team’ materials Newsletters with specificity Tangible follow-up efforts

SCOUT-015: Lead Principal Investigators and KOLs

Principal Investigators



Lynne M. Bird, MD
Clinical Geneticist, Rady Children's Hospital San Diego

Tony Goldstone, MA, MRCP, PhD, FTOS
Head, PsychoNeuroEndocrinology Research Group
Faculty of Medicine, Imperial College London



KOL Interactions to Date

- **4 KOL Advisory Boards:** 14 US and EU KOL consultants
- **Presentations at conferences**:
  - PWSA-USA oral (Dr. Bird), June 2021
  - FPWR poster, September-October 2021
  - INfoRMEd-PWS oral (Dr. Goldstone), May 2022
  - IPWSO poster (Dr. Goldstone), July 2022

RADIUS

RAD011 Presentation - April 5, 2022 34

Addressing Community Needs in Rare Disease RAD011 Presentation - April 5, 2022 35 Advocacy Groups Supporting Community Awareness With foundations: incorporate relevant and meaningful unmet patient needs into protocol Organizations: appropriate support and study awareness including educating families / communities Radius support for advancing research in PWS: IPWSO Conference PWSA USA ECHO Program FPWR Research Symposium and Family Conference PWR Patient Engagement and Education Program  InfoRMEd-International PWS meeting It is critically important for products like RAD011 to be developed to help meet the unmet need in PWS. We look forward to working with Radius and supporting them through their upcoming clinical trials.”  “ Paige Rivard CEO, Prader-Willi Syndrome Association | USA

Secondary / other endpoints and symptomologies RAD011 Presentation - April 5, 2022 36 Prader-Willi Syndrome Primary Secondary & Other Angelman Syndrome

RAD011: Clinical Translation and Opportunity


Neuropsychiatry & Neurodevelopment
Targets
Areas of Exploration
Neuro-Endocrine
Genetic Obesity Syndromes
Other Obesity Indications
Prader-Willi syndrome
Hyperphagia
Psychosis
Other Psychiatry
Sleep Disorders
Anxiety / Irritability
Genetic Neurodevelopmental Disorders
Autism Spectrum Disorders
Neurology
Genetic Epilepsy Syndromes
Other Epilepsies
Infantile Spasms
Angelman syndrome
Seizures
RAD011

Creating a Pathway Forward

RADIUS
RAD011 Presentation - April 5, 2022 37

AS patients: fundamental need for treatment of seizures

- **16-27K patients in US; 80-95% with seizures**
- **NO APPROVED products for Angelman syndrome**
- **RAD011 will be the most advanced active Angelman clinical program**
- Other AS programs focused primarily on behavioral endpoints vs. seizures
- Gene therapies: in early development, not directly targeting seizures[1]
- Gene therapies: disease-modification of a single-gene with multiple manifestations is a high-hurdle to overcome; polypharmacy is most likely still needed
- RAD011 program: patient recruitment not expected to be negatively impacted by other programs – largely given the early clinical nature of such programs and small patient enrollment sizes

RADIUS

1. At least 9 AAV, ASO, shRNA programs preclinical through Phase 1/2 stages

RAD011 Presentation - April 5, 2022 38

PWS patients: fundamental need to address hyperphagia RAD011 Presentation - April 5, 2022 39 22-33K patients in US; nearly all develop hyperphagia NO APPROVED products for hyperphagia RAD011 will be most advanced active clinical stage asset for hyperphagia in PWS Recent late-stage programs experiencing significant setbacks >20 other programs currently pursuing PWS (not all hyperphagia); few have demonstrated human proof of concept

Patient and market dynamics – US

Angelman Syndrome (AS)

~25k patients with AS

80%+ ~20K patients with seizures

~$800M TAM[1]

Prader-Willi Syndrome (PWS)

~25K patients with PWS

~70% ~18K adolescents and adults

~1,800M TAM[1]

AS + PWS: a combined estimated market opportunity of $2.6B

1. TAM: Total Addressable Market (estimated)

RADIUS

RAD011 Presentation - April 5, 2022 40

Recent strategic transactions involving single epilepsy assets

Orphan

Takeda / Ovid Therapeutics

March 2021: Takeda acquires remaining stake (50%) of soticlestat for up to $900M

Lead Indications



Indication
PC
P1
P2
P3
App.
Dravet Syn.
Lennox-Gastaut Syn.

UCB / ZOGENIX

Jan 2022: UCB announces acquisition of Zogenix (Fintepla) for $1.9B

Lead Indications



Indication
PC
P1
P2
P3
App.
Dravet Syn.
Lennox-Gastaut Syn.
CDKL5 Syn.

Non-Orphan

biohaven pharmaceuticals / Knopp Biosciences

Feb 2022: Biohaven acquires BHV-7000 for up to $1.2B

Lead Indications



Indication
PC
P1
P2
P3
App.
Focal epilepsy

RADIUS
RAD011 Presentation - April 5, 2022 41

Intellectual Property RAD011 Presentation - April 5, 2022 42 Patent applications granted and pending in US: Formulation compositions of matter (May 2035 estimated expiration) Methods of use (May 2035 estimated expiration) License rights in pending applications directed to: Methods of synthesizing CBD  Nanocrystal compositions of CBD  Self-emulsifying compositions of CBD

Orphan exclusivity positions RAD011 Presentation - April 5, 2022 43 RAD011 has the potential to receive Orphan Drug regulatory exclusivity of 7 years in the U.S., 10 years in Europe, and 10 years in Japan: Orphan Drug Designation granted by FDA for AS (Feb-22) and PWS (Aug-20) Seeking orphan designation from the EMA for PWS, AS (submitted in Q1 2022) IP and exclusivity positioning indicates freedom to operate in RAD011 target indications

Goals of call: primer on our work pre and post asset acquisition  Science and clinical inputs from MANY including Harvard MGH, UCSD, UCLA, Imperial College, U of Tenn. Post our RAD011 acquisition: Jazz buys GW Pharma What does that mean to us? Risk/reward assessment and example of thought process AS single pivotal study = ~$25M over two years Q3 of 2024 read out and if successful… …if 1 in 4 US patients take RAD011 = estimated ~$175 to $200M annual revenue opportunity in US 7 years of orphan exclusivity in the US and 10 in EU + Japan Concluding Remarks RAD011 Presentation - April 5, 2022 44

Q&A